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                                                                    Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30801, 333-83269, 333-62816, and 333-66008) of
Sun Hydraulics Corporation of our report dated March 25, 2004, relating to the financial statements, which appears in this Form 10-K.

/s/PricewaterhouseCoopers LLP
Tampa, Florida
March 25, 2004